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                                                                   EXHIBIT 10.20

                                     CONSENT

        The undersigned hereby consents to being named in the Registration Statement of A-55, Inc. filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, as a director to be appointed prior to the consummation of the initial public offering of A-55, Inc.

        IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 17th day of August, 1998.


                                                   /s/  William C. Tao
                                                   -------------------
                                                   Dr. William C. Tao

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